EXHIBIT 10.16.16


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                            DATED 31ST DECEMBER 2004

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                           TARRANT LUXEMBOURG SARL (1)
                                  (AS CHARGOR)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (2)
                              (AS SECURITY TRUSTEE)


                              AMENDMENT AGREEMENT
                                       TO
                               CHARGE OVER SHARES

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                            BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                            2 QUEEN'S ROAD CENTRAL
                                   HONG KONG

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


THIS AMENDMENT AGREEMENT is made the 31st day of December, 2004


BETWEEN:

(1) TARRANT LUXEMBOURG SARL (formerly known as Machrima Luxembourg International S.a.r.l.), a company existing under the laws of
         Luxembourg with its registered office at 7, Parc d'Activite Syrdall, L-5365 Munsbach (the "CHARGOR"); and

(2) UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION ("UPSC") in its capacity as trustee for the Beneficiaries (the "SECURITY TRUSTEE").


WHEREAS:

(A) Under the terms of a charge over shares (the "CHARGE OVER SHARES") entered into on 26th February 2003 by the Chargor in favour of the Security Trustee (in its capacity as trustee for the Beneficiaries), the Chargor, inter alia, mortgaged, charged and assigned by way of first fixed charge the Securities to the Security Trustee (as trustee for and on behalf of each of the Beneficiaries) as a continuing security for the due and punctual performance and observance by the Chargor of all the Secured Obligations, upon the terms and subject to the conditions set out therein.

(B) Under the terms of the Loan Agreement, UPSC has agreed, at the request of the Borrowers, to advance a loan of US$5,000,000 to the Borrowers upon and subject to the terms and conditions set out therein.

(C) The Chargor is the ultimate beneficial owner of each of the Borrowers, and it is a condition precedent to the Loan Agreement that the Chargor execute and deliver this Amendment Agreement in order to agree and acknowledge that the obligations of the Chargor under the Term Loan Finance Documents to which it is a party shall be deemed to be included in the definition of "Secured Obligations" under the Charge over Shares.

(D) The parties have agreed to enter into this Amendment Agreement upon and subject to the terms and conditions set out herein.


NOW IT IS AGREED as follows:-

1.       DEFINITIONS AND INTERPRETATION

1.1 In this Amendment Agreement and in the Charge over Shares, the following words and expressions shall (except where the context otherwise requires) have the following meanings:-

         "Assignment of Notes"      the  assignment of notes  executed as of the
                                    date  hereof  by the  Chargor  in  favour of
                                    UPSC,  in  respect  of  the  benefit  of two
                                    promissory  notes made by Kamel  Nacif Borge
                                    in favour of Tarrant  Mexico,  S. de R.L. de
                                    C.V.  in  the  sums  of   US$2,550,000   and
                                    US$1,360,000


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                                    respectively,  the  benefit of each of which
                                    has been assigned to the Chargor;


         "Chargor's Obligations"    all  of  Chargor's   obligations  under  the
                                    Relevant Finance Documents;


         "Loan Agreement"           the term loan agreement entered into on even
                                    date herewith by and between the Borrowers and UPSC pursuant to which UPSC has agreed, at the request of the Borrowers, to advance a loan of US$5,000,000 to the Borrowers upon and subject to the terms and conditions thereof;

         "New Guarantee"            the  guarantee  entered  into as of the date
                                    hereof by the Chargor in favour of UPSC;

         "Relevant Finance          each of the Term Loan  Finance  Documents to
         Documents"                 which  the  Chargor  is a  party,  including
                                    without limitation (i) the Assignment of Notes; and (ii) the New Guarantee.

         "Term Loan Finance         has  the   meaning   ascribed  to  the  term
          Documents"                "Finance Documents" in the Loan Agreement;

1.2 Words and phrases which are not defined or construed in this Amendment Agreement but which are defined or construed in the Charge over Shares, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Amendment
         Agreement and the Charge over Shares, the terms of this Amendment Agreement shall prevail.

2.       AMENDMENTS

2.1      The Chargor hereby acknowledges and agrees that:-

         2.1.1 UPSC shall be deemed to be included in the definition of the "Beneficiaries" under the Charge over Shares, and the Charge over Shares shall be deemed to be amended accordingly;

         2.1.2 the Relevant Finance Documents shall be deemed to be included in the definition of the "Security Documents" under the Charge over Shares, and the Charge over Shares shall be deemed to be amended accordingly;

         2.1.3 the Chargor's Obligations shall be deemed to be included in the definition of "Secured Obligations" under the Charge over Shares, and the Charge over Shares shall be deemed to be amended accordingly; and

         2.1.4 the terms and conditions of the Charge over Shares shall continue to secure all the Secured Obligations, including all the Chargor's Obligations under the Relevant Finance Documents.


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3.       NO OTHER AMENDMENTS OR WAIVERS

3.1 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of (a) the Security Trustee under the Charge over Shares or (b) UPSC under any Relevant Finance Document, nor constitute a waiver of any provision of the Charge over Shares or any Relevant Finance Document. Except for the amendments and agreements set forth above, the text of the Charge over Shares and all Relevant Finance Documents shall remain unchanged and in full force and effect and the Chargor hereby ratifies and confirms its obligations thereunder. This Amendment Agreement shall not constitute a modification of the Charge over Shares or any Relevant Finance Document or a course of dealing with the Security Trustee or UPSC at variance with the Charge over Shares or any Relevant Finance Document such as to require further notice by the Security Trustee or UPSC to require strict compliance with the terms of the Charge over Shares or any Relevant Finance Document in the future, except as expressly set forth herein. The Chargor acknowledges and expressly agrees that each of the Security Trustee and UPSC reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Charge over Shares and all Relevant Finance Documents. The Chargor has no knowledge of any challenge to the Security Trustee's or UPSC's claims arising under the Charge over Shares or any Relevant Finance Document, or to the effectiveness of the Charge over Shares or any Relevant Finance Document.

3.2 The parties hereby acknowledge and confirm that neither the obligations of the Chargor nor the rights and remedies of the Security Trustee and UPSC under the Charge over Shares or any Relevant Finance Document or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Amendment Agreement or the variation of the terms and conditions of the Charge over Shares in accordance with this Amendment Agreement.

4.       GENERAL

4.1 This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

4.2 This Amendment Agreement shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Amendment Agreement has been entered into the day and year first above written.


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THE CHARGOR
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SIGNED for and on behalf of         )
TARRANT LUXEMBOURG SARL             )
by:                                 )        /S/ CORAZON REYES
                                             -----------------------------------
                                             Corazon Reyes, Manager

in the presence of:

 /S/ MARIE CRUZ
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WITNESS



THE SECURITY TRUSTEE
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SIGNED for and on behalf of         )
UPS CAPITAL GLOBAL                  )
TRADE FINANCE CORPORATION           )
by:                                 )        /S/ JOHN P. HOLLOWAY
                                             -----------------------------------
                                             John P. Holloway


in the presence of:

 /S/ ILLEGIBLE
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WITNESS


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